New Issue Marketing Materials

$390,343,000 (approximate)

SAMI II 2005-F1 Trust

Structured Asset Mortgage Investments II Inc
Depositor

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

Bear, Stearns & Co. Inc. Agency CMO Desk (212) 272-4950                                                      August 10, 2005
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof.

Issuer:	SAMI II 2005-F1 Trust

Depositor:	Structured Asset Mortgage Investments II Inc

Underwriter:	Bear, Stearns & Co. Inc.

Trustee/Paying Agent:	U.S. Bank National Association

Closing Date:	On or about August 30, 2005.

Issued Certificates:	Class FA Certificates, Class FB Certificates, Class FC Certificates and Class FD Certificates.

Rating Agencies:	The Issued Certificates will be rated AAA and Aaa, respectively, by Standard & Poor's and Moody's Investors Service, Inc.

Class FA Summary of Terms

Settlement Date:	8/30/05

Coupon:	One-Month LIBOR + 0.50%

Underlying Collateral:	FNMA-0569X CF - FNCL 6.0%. Class FA Certificates entitled to all payments made on Underlying Collateral as well as the Corridor Contract described below.

Underlying Cap:	4.5%

Effective Cap:	9.5%

Effective Cap Speed:	350 PSA

Price:	100-00

Aggregate Class Size:	$70,000,000

Legal Structure:	REMIC

Optional Call:	1% of remaining balance

Distribution Date:	25th of each month, or the next business day if such day is not a business day, commencing 9/25/05

Minimum Denominations:	None

Class FB Summary of Terms

Settlement Date:	8/30/05

Coupon:	One-Month LIBOR + 0.41%

Underlying Collateral:	GNMA-0558 NF - G2SF 5.5%. Class FB Certificates entitled to all payments made on Underlying Collateral as well as the Corridor Contract described below.

Underlying Cap:	4.5%

Effective Cap:	9.5%

Effective Cap Speed:	331 PSA

Price:	100-00

Bear, Stearns & Co. Inc. Agency CMO Desk (212) 272-4950                                                      August 10, 2005
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof.

Aggregate Class Size:	$95,343,000

Legal Structure:	REMIC

Optional Call:	1% of remaining balance

Distribution Date:	20th of each month, or the next business day if such day is not a business day, commencing 9/20/05

Minimum Denominations:	None

Class FC Summary of Terms

Settlement Date:	8/30/05

Coupon:	One-Month LIBOR + 0.40%

Underlying Collateral:	GNMA-0558 MF - G2SF 5.5%. Class FC Certificates entitled to all payments made on Underlying Collateral as well as the Corridor Contract described below.

Underlying Cap:	4.5%

Effective Cap:	9.5%

Effective Cap Speed:	300 PSA

Price:	100-00

Aggregate Class Size:	$150,000,000

Legal Structure:	REMIC

Optional Call:	1% of remaining balance

Distribution Date:	20th of each month, or the next business dayif such day is not a business day, commencing 9/20/05

Minimum Denominations:	None

Class FD Summary of Terms

Settlement Date:	8/30/05

Coupon:	One-Month LIBOR + 0.35%

Underlying Collateral:	GNMA-0558 AF - G2SF 5.5%. Class FD Certificates entitled to all payments made on Underlying Collateral as well as the Corridor Contract described below.

Underlying Cap:	4.5%

Effective Cap:	9.5%

Effective Cap Speed:	275 PSA

Price:	100-00

Aggregate Class Size:	$75,000,000

Legal Structure:	REMIC

Optional Call:	1% of remaining balance

Distribution Date:	20th of each month, or the next business day if such day is not a business day, commencing 9/20/05

Minimum Denominations:	None

Bear, Stearns & Co. Inc. Agency CMO Desk (212) 272-4950                                                      August 10, 2005
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof.

Corridor Contracts:

Each of the Class FA, FB, FC and FD Certificates will have the benefit of an interest rate corridor contract with Bear Stearns Financial Products Inc. ("BSFP"). The amount payable by BSFP under the related Corridor Contract will equal the product of h(i) the excess of (x) the lesser of (a) the related Coupon calculated without regard to the Underlying Cap and (b) 9.50% over (y) 4.50%, (ii) the lesser of (x) the related Corridor Contract Scheduled Balance for the related Distribution Date and (y) the Certificate Principal Balance of the Class FA, FB, FC and FD Certificates (as applicable) immediately prior to such Distribution Date and (iii) (x) the number of days in the related interest accrual period (calculated on the basis of a 360-day year consisting of twelve 30-day months) divided by (y) 360.

Bear, Stearns & Co. Inc. Agency CMO Desk (212) 272-4950                                                      August 10, 2005
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof.